                                                                   Exhibit 99(f)

                              SUBSIDIARY GUARANTY
                              -------------------

     THIS SUBSIDIARY GUARANTY is made and entered into as of June 6, 1997, by I-LINK COMMUNICATIONS, INC., a Utah corporation ("I-Link"), and FAMILY TELECOMMUNICATIONS, INCORPORATED, a Utah corporation ("FTI" and, together with I-Link, collectively the "Guarantors" and individually, a "Guarantor"), in favor of WINTER HARBOR, L.L.C., a Delaware limited partnership (the "Lender").

                                    RECITALS
                                    --------

     A. Medcross, Inc., a Florida corporation (the "Borrower"), owns all of the issued and outstanding shares of the capital stock of each of the Guarantors. The Borrower and the Lender have entered into a Loan Agreement dated as of even date herewith (as the same may be extended, amended, restated or modified from time to time, the "Loan Agreement"), which is hereby incorporated herein by this reference, pursuant to which the Lender has agreed to loan to the Borrower up to $2,000,000 on a term loan basis. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement. The proceeds of the Loans will be provided to the Guarantors for the acquisition of assets, for capital expenditures and for working capital purposes.

     B. It is a condition precedent to the extensions of credit to the Borrower under the Loan Agreement that the Guarantors, among other things, shall have executed and delivered this Guaranty.

     C. The Borrower and the Guarantors share an identity of interests as members of a consolidated group of companies engaged in substantially similar businesses. The Borrower provides certain centralized financial, accounting and management services to the Guarantors, and the making of the Loan will facilitate the expansion and enhance the overall financial strength and stability of the Borrower's corporate group, including the Guarantors. Accordingly, the Guarantors will derive substantial benefits as a result of the extensions of credit to the Borrower under the Loan Agreement, which benefits are hereby acknowledged by the Guarantors, and the Guarantors, therefore, desire to enter into this Guaranty in order to satisfy the condition precedent described in the preceding paragraph.

                                   AGREEMENTS
                                   ----------

     In consideration of the foregoing Recitals, and of the Loan to be made by the Lender to the Borrower under the Loan Agreement, which will be of material economic benefit to the

Guarantors, the Guarantors agree as follows in favor of the Lender:

          1.   Guaranty of Payment.  The Guarantors, jointly and severally,
               -------------------
hereby absolutely, unconditionally and irrevocably guarantee as primary obligors, and not merely as sureties, the prompt performance and payment in full when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, obligations that would become due but for the operation of the automatic stay under Section 362(a) of Title 11 of the United States Code, and including interest, fees and other charges whether or not a claim is allowed for such obligations in any such bankruptcy proceeding), of (i) all indebtedness, Obligations and liabilities of the Borrower arising at any time, now or in the future, pursuant to the Loan Agreement, the Note or any Loan Document; (ii) all reasonable costs and expenses incurred by the Lender, including, without limitation, reasonable attorneys fees and legal expenses, in the exercise, preservation or enforcement of any of the rights, powers or remedies of the Lender, or in the enforcement of the obligations of the Guarantors, hereunder and under any other Loan Document to which either Guarantor is a party; and (iii) any renewals, continuations or extensions of any of the foregoing (all of which are referred to herein as the "Guaranteed Obligations").

          2.   Fraudulent Transfer Laws.  Anything contained in this Guaranty to
               ------------------------
the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor in respect of intercompany indebtedness to the Borrower or other affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation or contribution of such Guarantor pursuant to applicable law, this Guaranty or any other agreement providing for an equitable allocation among such Guarantor and other affiliates of the Borrower of obligations arising under guaranties by such parties. This Section 2 shall be construed with the goal of maximizing the amount payable by each Guarantor hereunder without rendering it insolvent, leaving it with an unreasonably small amount of capital with which to conduct its business or leaving it unable to pay its debts as they mature, and in determining the solvency or net worth of a Guarantor, its

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right of contribution from the other Guarantors shall be taken into account to the fullest extent permitted by law.

          3.   Contribution.
               ------------

          (a) The Guarantors desire to allocate among themselves in a fair and equitable manner their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made by a Guarantor under this Guaranty (a "Funding Guarantor") that exceeds its Fair Share (as defined below), that Funding Guarantor shall be entitled to a contribution from each of the other Guarantors in the amount of such other Guarantor's Fair Share Shortfall (as defined below), with the result that all such contributions will cause each Guarantor's Aggregate Payments (as defined below) to equal its Fair Share. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Guarantors of their obligations as set forth in this Section 3 shall not be construed in any way to limit the liability of either Guarantor hereunder. Any right of contribution which a Guarantor may have against any other Guarantor of the Guaranteed Obligations as a result of a payment pursuant to this Section 3 shall only be exercisable at such time and shall be subordinated as set forth in Section 13.

          (b) "Fair Share" means, with respect to a Guarantor as of any date of
               ----------
determination, an amount equal to (i) the ratio of (x) the Adjusted Maximum Amount (as defined below) with respect to such Guarantor to (y) the aggregate of the Adjusted Maximum Amounts with respect to both Guarantors, multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty in respect of the Guaranteed Obligations.

          (c) "Fair Share Shortfall" means, with respect to a Guarantor as of
               --------------------
any date of determination, the excess, if any, of the Fair Share of such Guarantor over the Aggregate Payments of such Guarantor.

          (d) "Adjusted Maximum Amount" means, with respect to a Guarantor, the
               -----------------------
maximum aggregate amount of the obligations of such Guarantor under this Guaranty, determined in accordance with Section 2.

          (e) "Aggregate Payments" means, with respect to a Guarantor as of any
               ------------------
date of determination, the aggregate amount of all payments and distributions made on or before such date by such Guarantor in respect of this Guaranty (including, without limitation, in respect of this Section 3).

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          4.   Extension or Renewal of Guaranteed Obligations; Waiver.  Each
               ------------------------------------------------------
Guarantor agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, that such Guarantor will remain bound upon this Guaranty notwithstanding any extension, renewal or other alteration of any Guaranteed Obligation and the guaranty herein made shall apply to the Guaranteed Obligations as so amended, renewed or altered. Each Guarantor waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Borrower, any right to require a proceeding first against the Borrower, protest, notice and all demands whatsoever and covenants that its guaranty of the Borrower's Obligations under this Guaranty will not be discharged except by complete performance by the Borrower or another Guarantor of such Obligations.

          5.   Nature of Guaranty:  Continuing, Absolute and Unconditional.
               -----------------------------------------------------------

          (a) This Guaranty is and is intended to be a continuing guaranty of payment when due of the Guaranteed Obligations, and not of collection, and is independent of and in addition to any other guaranty, indorsement, collateral or other agreement held by the Lender therefor or with respect thereto, whether or not furnished by either Guarantor. Each Guarantor waives any right to require that any resort be had by the Lender to the other Guarantor or to any of the security held for payment of any of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Lender in favor of the Borrower or any other Person. Upon the occurrence and during the continuance of any Event of Default, the Lender may, at its sole election, proceed directly and at once, without notice, against either or both of the Guarantors to collect and recover the full amount or any portion of the Guaranteed Obligations, without first proceeding against the Borrower, the other Guarantor or any other Person, or against any security or collateral for the Guaranteed Obligations. All Guaranteed Obligations shall be conclusively presumed to have been created in reliance hereon.

          (b) This Guaranty shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided. This Guaranty is intended by the Guarantors to be the final, complete and exclusive expression of the agreement among the Guarantors and the Lender with respect to the subject matter hereof.

          (c) The obligations of the Guarantors under this Guaranty are absolute and unconditional and shall not be impaired or discharged by:

          (i) the failure of the Lender to assert any claim or demand or to enforce any right or remedy against the Borrower, any other guarantor or any other party to a Loan Document under the provisions of the Loan Agreement, the Note, any Loan Document or any other agreement or otherwise;

          (ii) any extension, renewal or other alteration of any provision of the Loan Agreement, the Note, any Loan Document or any other agreement or otherwise;

          (iii) any rescission, waiver, amendment or modification of any of the terms or provisions of the Loan Agreement, the Note, any Loan Document or any other agreement or otherwise;

          (iv) the failure of the Lender to assert any claim or demand or to exercise or enforce any right or remedy under the Loan Agreement, any Loan Document or any other agreement or otherwise, or against any other guarantor of, or any other party which has provided security for, any of the Guaranteed Obligations;

          (v) the sale, exchange, release, surrender, realization of or upon or the failure to perfect with respect to or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations;

          (vi) the settlement or compromise of any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, or any subordination of the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower other than the Lender and the Guarantors;

          (vii) application of any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Lender regardless of what liability or liabilities of the Borrower remain unpaid;

          (viii) the act or failure to act in any manner referred to in this Guaranty which may deprive either Guarantor of its right to subrogation or contribution against the Borrower or any other guarantor to recover any payments made pursuant to this Guaranty; or

          (ix) or any other act, agreement, thing, omission or delay to do any other act or thing that may or might in any manner or to any extent vary the risk of either Guarantor or that would otherwise operate as a discharge of a guarantor as a matter of law or equity.

          (d) Each Guarantor's obligation hereunder is to pay the Guaranteed Obligations in full when due according to the Loan Agreement to the extent provided herein, and such obligation shall not be affected by any stay or extension of time for payment by the Borrower resulting from any proceeding under Title 11 of the United States Code, as now constituted or hereafter amended or replaced, or any similar federal or state law.

          6.   No Discharge or Diminishment of Guaranty.  The obligations of the
               ----------------------------------------
Guarantors under this Guaranty shall not be subject to any reduction, limitation, impairment or termination for any reason (other than if the Guaranteed Obligations have been indefeasibly paid in full in cash), including, without limitation, any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Guaranteed Obligations or any discharge of the Borrower from any of the Guaranteed Obligations in a bankruptcy or similar proceeding or otherwise.

          7.   Representations and Warranties.  Each Guarantor hereby
               ------------------------------
represents, warrants and agrees as follows:

          (a) Such Guarantor (i) is a duly organized and validly existing corporation, in good standing under the laws of its state of incorporation, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect.

          (b) Such Guarantor has the corporate power and authority to execute, deliver and perform the terms and provisions of this Guaranty, the Subsidiary Security Agreement and the other Loan Documents to which it is a party (collectively, the "Subsidiary Agreements") and has taken all necessary action to authorize the execution, delivery and performance by it of this Guaranty and the Subsidiary Agreements. Such Guarantor has duly executed and delivered this Guaranty and the Subsidiary Agreements, and this Guaranty and the Subsidiary Agreements constitute its legal, valid and binding obligations enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

          (c) Neither the execution, delivery or performance by such Guarantor of this Guaranty and the Subsidiary Agreements, nor compliance by it with the terms and provisions hereof and thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien, security interest or encumbrance (other than pursuant to the Loan Documents) upon any of the property or assets of such Guarantor pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or any other agreement, contract or instrument to which such Guarantor is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the organizational documents of such Guarantor.

          (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, the execution, delivery, performance, legality, validity, binding effect or enforceability of this Guaranty and the Subsidiary Agreements by or against such Guarantor.

          (e) There are no actions, suits or proceedings pending or, to the best knowledge of such Guarantor, threatened against or affecting such Guarantor. No judgment or order for the payment of money has been entered against such Guarantor which remains outstanding and unpaid.

          (f) There have been no changes in the business, properties, operations or condition, financial or otherwise, or prospects of such Guarantor since December 31, 1996, which could reasonably be expected to have a Material Adverse Effect.

          (g) Such Guarantor has received, or has the right hereunder to receive (including rights to contribution and subrogation), consideration which is the reasonably equivalent value of the obligations and liabilities that such Guarantor has incurred to the Lender. Such Guarantor is not insolvent as defined in Section 101 of Title 11 of the United States Code or any applicable state insolvency statute, nor, after giving effect to the consummation of the transactions contemplated herein, will such Guarantor be rendered insolvent by the execution and delivery of this Guaranty or any other Loan Document to which it is a party. Such Guarantor is neither engaged nor about to engage in any business or transaction for which the assets retained by it shall be an unreasonably small capital, taking into consideration the obligations to the Lender incurred hereunder. Such Guarantor does not intend to, nor does it believe that it will, incur debts beyond its ability to pay them as they mature.

          (h) The representations and warranties contained in the Loan Agreement as they pertain to such Guarantor are true and correct in all material respects.

          8.   Covenants.
               ---------

          (a) Except as permitted in the Loan Agreement, each Guarantor will at all times preserve and keep in full force and effect its existence as a corporation, organized in its state of incorporation, and shall at all times preserve and keep in full force and effect all rights and franchises material to its business.

          (b) Each Guarantor shall comply in all material respects with all applicable material laws, rules, regulations and orders, such compliance to include, without limitation, paying when due all material taxes, assessments and governmental charges imposed upon it or upon any of its properties or assets or in respect of any of its franchises, businesses, income or property before any penalty or interest accrues thereon unless such taxes, assessments or governmental charges are being diligently contested by such Guarantor in good faith.

          (c) Each Guarantor shall keep and maintain books, records and accounts with respect to its operations sufficient to enable it to prepare its financial statements in accordance with generally accepted accounting principles, consistently applied, and shall permit the Lender and its officers, employees and authorized agents to examine, copy and make excerpts from such books and records and to inspect the properties of such Guarantor both real and personal at any reasonable time.

          (d) No Guarantor shall, directly or indirectly, incur, create, assume, guaranty or otherwise become or remain directly or indirectly liable with respect to, any indebtedness, except pursuant hereto or as expressly permitted in the Loan Agreement.

          (e) Each Guarantor shall comply with all of the covenants, agreements, terms and conditions set forth in the Loan Agreement and the other Loan Documents to the extent applicable to it.

          9.   Security.  To secure timely payment of the Guaranteed Obligations
               --------
and performance in full of the obligations related thereto, each Guarantor is concurrently herewith entering into a Subsidiary Security Agreement pursuant to which such Guarantor is granting to the Lender a security interest in substantially all of such Guarantor's personal property.

          10.  Information.  Each Guarantor assumes all responsibility for being
               -----------
and keeping itself informed of the financial condition and assets of the Borrower and its subsidiaries and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Lender shall not have any duty to advise such Guarantor of information known to it regarding such circumstances or risks.

          11.  Reinstatement.  Each Guarantor agrees that this Guaranty shall
               -------------
continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of principal of, interest on or any other amount with respect to the Guaranteed Obligations is rescinded or must otherwise be restored by the Lender upon the bankruptcy, insolvency or reorganization of the Borrower, either Guarantor or any other Person.

          12.  Use of Proceeds.  Each Guarantor further agrees, in furtherance
               ---------------
of the foregoing and not in limitation of any other right that the Lender may have at law or in equity against either Guarantor by virtue hereof, upon the failure of the Borrower to pay any of the Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by acceleration or otherwise (including, without limitation, amounts that would have become due but for the operation of the automatic stay under Section 362(a) of Title 11 of the United States Code), the Guarantors shall jointly and severally forthwith pay, or cause to be paid, in cash, to the Lender an amount equal to the sum of the unpaid principal amount of such Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Guaranteed Obligations (including, without limitation, interest, fees and other charges that, but for the filing of a petition in bankruptcy with respect to the Borrower, would have accrued on such Guaranteed Obligations, whether or not a claim is allowed against the Borrower for such interest, fees or other charges in any such bankruptcy proceeding) and all other Guaranteed Obligations then owed to the Lender as aforesaid. All such payments shall be applied promptly, from time to time, by the Lender:

     First, to the payment of the costs and expenses of any collection or other
     -----
realization under this Guaranty, and all expenses, liabilities and advances made or incurred by the Lender in connection therewith;

     Second, after payment in full of the amounts specified in the preceding
     ------
subparagraph, to the payment in full of all other Guaranteed Obligations; and

     Third, after payment in full of all Guaranteed Obligations, to the
     -----
Guarantors or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such payments.

          13.  Subrogation and Subordination.  Until the indefeasible payment in
               -----------------------------
full in cash of the Guaranteed Obligations, each Guarantor hereby waives any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against the Borrower or its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise, including, without limitation (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against the Borrower, (b) any right to enforce, or to participate in, any claim, right or remedy that the Lender now has or may hereafter have against the Borrower or any other guarantor, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by the Lender. In addition, until the Guaranteed Obligations shall have been indefeasibly paid in full in cash, each Guarantor shall withhold exercise of any right of contribution that such Guarantor may have against the other Guarantor or any other guarantor of the Guaranteed Obligations under Section 3 hereof or at law or in equity or otherwise. Each Guarantor further agrees that, to the extent the waiver of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, such rights of subrogation, reimbursement or indemnification that such Guarantor may have against the Borrower or against any collateral or security, and any rights of contribution that such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights that the Lender may have against the Borrower, to all right, title and interest the Lender may have in any such collateral or security, and to any right the Lender may have against such other guarantor. The Lender may use, sell or dispose of any items of collateral or security as it sees fit without regard to any subrogation rights arising out of this Guaranty that either Guarantor may have and, upon any such disposition or sale, any rights of subrogation that either Guarantor may have shall, with respect to the collateral disposed of, terminate. If any amount shall be paid to either Guarantor on account of subrogation rights at any time when all Guaranteed Obligations shall not have been paid in full in cash, such amount shall be held in trust for the Lender and shall forthwith be paid over to the Lender to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Agreement, the Note or any applicable Loan Document.

          14.  Delays; Omissions.  No delay or omission by the Lender in the
               -----------------
exercise of any right under this Guaranty shall impair any such right, nor shall it be construed to be a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise of any other right.

          15.  Modification.  Any term of this Guaranty may be amended and the
               ------------
observance of any term of this Guaranty may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the affected Guarantor and the Lender. No waiver of any single breach or default under this Guaranty shall be deemed a waiver of any other breach or default.

          16.  Successors and Assigns.  This Guaranty is a continuing guaranty
               ----------------------
and shall be binding upon the Guarantors and their successors and assigns;

provided, however, that neither Guarantor may assign or transfer any of its
--------  -------
rights or obligations hereunder without the prior written consent of the Lender. This Guaranty shall inure to the benefit of the successors and assigns of the Lender.

          17.  GOVERNING LAW. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE
               -------------
WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

          18.  ENFORCEMENT. EACH GUARANTOR (A) HEREBY IRREVOCABLY SUBMITS TO THE
               -----------
JURISDICTION OF THE FEDERAL AND STATE COURTS IN THE STATE OF DELAWARE FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS GUARANTY OR THE SUBJECT MATTER HEREOF BROUGHT BY THE LENDER OR ITS SUCCESSORS OR ASSIGNS AND (B) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS GUARANTY OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND (C) HEREBY WAIVES AND AGREES NOT TO SEEK ANY REVIEW BY ANY COURT OF ANY OTHER JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF THE JUDGMENT OF ANY SUCH DELAWARE STATE OR FEDERAL COURT. EACH GUARANTOR HEREBY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL AT THE ADDRESS TO WHICH NOTICES ARE TO BE GIVEN.
EACH GUARANTOR AGREES THAT ITS SUBMISSION TO JURISDICTION AND ITS CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE LENDER. FINAL JUDGMENT AGAINST EACH GUARANTOR IN ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, OR IN ANY OTHER MANNER PROVIDED BY

OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION; PROVIDED, HOWEVER, THAT THE
                                                    --------  -------
LENDER MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS, AGAINST EACH GUARANTOR OR ANY OF ITS ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE SUCH GUARANTOR, OR SUCH ASSETS, MAY BE FOUND.

          19.  JURY TRIAL WAIVER.   EACH GUARANTOR WAIVES IRREVOCABLY, TO THE
               -----------------
EXTENT PERMITTED BY LAW, ALL RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE LENDER AND SUCH GUARANTOR ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY OR THE NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

          20.  Notices.  All notices, demands and requests required or permitted
               -------
to be given under the provisions of this Guaranty shall be in writing and shall be deemed to have been duly delivered and received if given in accordance with the provisions of the Loan Agreement with the address of the Guarantors being the address of the Borrower in the Loan Agreement.

          21.  Separability.  If any one or more of the provisions contained in
               ------------
this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all remaining provisions shall not in any way be affected or impaired. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          22.  Section Headings.  The section headings contained herein are for
               ----------------
reference purposes only and shall not in any way affect the meaning and interpretation of this Guaranty.

          23.  Counterparts.  This Guaranty may be executed in any number of
               ------------
counterparts or duplicate originals, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Guarantors have caused this Subsidiary Guaranty to be duly executed as of the day and year first written above.

GUARANTORS:

I-LINK COMMUNICATIONS, INC.


By: /s/ John Edwards
    ---------------------------
Name: John Edwards
      -------------------------
Its : President
      ------------------------

FAMILY TELECOMMUNICATIONS, INCORPORATED


By: /s/ John Edwards
    ---------------------------
Name: John Edwards
      -------------------------
Its : President
      ------------------------